Exhibit 10.1

EXECUTION

THIRD AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”), dated as of July 20, 2015, is entered into by and among SANCHEZ ENERGY CORPORATION, a Delaware corporation (“Borrower”), each of SEP HOLDINGS III, LLC, a Delaware limited liability company (“SEP”), SN MARQUIS LLC, a Delaware limited liability company (“SN Marquis”), SN COTULLA ASSETS, LLC, a Texas limited liability company (“SN Cotulla”), SN OPERATING, LLC, a Texas limited liability company (“SN Operating”), SN TMS, LLC, a Delaware limited liability company (“SN TMS”), and SN CATARINA, LLC, a Delaware limited liability company (“SN Catarina; together with SEP, SN Marquis, SN Cotulla, SN Operating and SN TMS collectively, the “Guarantors” and each, a “Guarantor”), the Required Lenders party hereto, and ROYAL BANK OF CANADA, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.The Borrower, the Guarantors, the Lenders, the Issuing Bank and the Administrative Agent previously entered into that certain Second Amended and Restated Credit Agreement dated as of June 30, 2014 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 9, 2014, and as amended by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of March 31, 2015 and as it may be further amended, restated, supplemented or modified from time to time, the “Credit Agreement”) and certain other Loan Documents (as defined in the Credit Agreement) in connection therewith.

B.The Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein. The Administrative Agent and the Required Lenders are willing to amend the Credit Agreement on the terms and conditions contained in this Third Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Third Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the Borrower, the Guarantors, the Required Lenders, the Issuing Bank and the Administrative Agent agree as follows:

1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.Specific Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(i) The following defined terms are hereby added to Section 1.02 of the Credit Agreement in the proper alphabetical order:

“Acquisition” means one or more acquisitions by the Loan Parties of Oil and Gas Properties.

“Availability” means, at any time, (a) the then effective total Commitments minus (b) the aggregate principal amount of Loans and participation interests in Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)).

“Bee County Gas Processing Property” means a ten percent (10%) undivided interest in that certain gas processing facility in Bee County, Texas.

“DW Midstream Assets” means those Eligible Midstream Assets in Dimmit and Webb Counties, Texas used to deliver Hydrocarbons produced by one or more Loan Parties and either contributed to the DW Midstream Unrestricted Subsidiary or sold to the DW Midstream Counterparty as part of the DW Midstream Transaction.

“DW Midstream Counterparty” means the purchaser or parent entity of the purchaser, as the context requires, of the DW Midstream Assets or the Equity Interests in the DW Midstream Unrestricted Subsidiary, as applicable, as part of the DW Midstream Transaction.

“DW Midstream Counterparty Equity Interests” means any Equity Interests in the DW Midstream Counterparty received as part of the DW Midstream Transaction and any Equity Interests constituting “proceeds” (within the meaning of such term under Section 9-102(64) of the UCC) thereof resulting from any share or unit split, reorganization, dividend, distribution or other similar event at the DW Midstream Counterparty, including any Equity Interest constituting proceeds of any such proceeds.

“DW Midstream Counterparty Notes” means any payment-in-kind promissory note issued by the DW Midstream Counterparty to a Loan Party as part of the DW Midstream Transaction and any payment-in-kind promissory note issued as payment in-kind interest on any DW Midstream Counterparty Note in accordance with the terms thereof; provided, that at the time of issuance of the initial DW Midstream Counterparty Note, the issuer shall be a Reporting Company.

“DW Midstream Transaction” collectively means (i) the contribution of the DW Midstream Assets by a Loan Party to the DW Midstream Unrestricted Subsidiary; (ii) the disposition by the Loan Party parent of the DW Midstream Unrestricted Subsidiary of 50% to 100% of the Equity Interests in such Unrestricted Subsidiary to the DW Midstream Counterparty or the disposition of

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such DW Midstream Assets to the DW Midstream Counterparty,  in exchange for cash, DW Midstream Counterparty Equity Interests or DW Midstream Counterparty Notes; provided that no less than 75% of the aggregate consideration received by the Loan Parties in exchange for such Equity Interests in such Unrestricted Subsidiary or such DW Midstream Assets, as applicable, is in the form of cash or “cash equivalents” as defined in the indentures governing the Senior Unsecured Notes; (iii) the retention by any Loan Party of any joint and several liability in connection with Eligible Midstream Assets transferred to an Unrestricted Subsidiary, including the DW Midstream Assets, to the extent required under the terms of the HIL Lease and (iv) one or more Loan Parties entering into gathering, transportation, gas processing, and other midstream services agreements with the DW Midstream Counterparty and/or its Affiliates, the terms of which gathering, transportation, gas processing, and other midstream services agreements are acceptable to Administrative Agent, as confirmed by the Administrative Agent in writing when such agreements are or were entered into.

“DW Midstream Unrestricted Subsidiary” means the Unrestricted Subsidiary to whom the DW Midstream Assets are contributed as part of the DW Midstream Transaction.

“Eagle Ford Midstream JV” means the JV Entity formed or to be formed in connection with the Eagle Ford Midstream JV Transaction initially owned, directly or indirectly, 50% by the Eagle Ford Midstream JV Sanchez Party and 50% by the Eagle Ford Midstream JV Counterparty.

“Eagle Ford Midstream JV Counterparty” means the Person(s) other than the Eagle Ford Midstream JV Sanchez Party and, if applicable, SN Catarina, which is a party to the Eagle Ford Midstream JV LLC Agreement and a member of the Eagle Ford Midstream JV.

“Eagle Ford Midstream JV LLC Agreement” means the limited liability company agreement initially between Eagle Ford Midstream JV Sanchez Party and the Eagle Ford Midstream JV Counterparty governing the Eagle Ford Midstream JV, the terms of which limited liability company agreement is acceptable to Administrative Agent, as confirmed by the Administrative Agent in writing when such agreement is or was entered into.

“Eagle Ford Midstream JV Sanchez Party” means the Unrestricted Subsidiary a party to the Eagle Ford Midstream JV LLC Agreement and a member of the Eagle Ford Midstream JV.

“Eagle Ford Midstream JV Transaction” collectively means (a) the acquisition by SN Catarina of the Bee County Gas Processing Property, (b) direct or indirect Investments by any Loan Party in the Eagle Ford Midstream JV Sanchez Party, any Unrestricted Subsidiary parent entity thereof, and/or the Eagle Ford Midstream JV in an aggregate amount, without duplication, not to exceed

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$80,000,000, comprised of (i) cash contributions to the Eagle Ford Midstream JV Sanchez Party (including cash contributions made indirectly through the Eagle Ford Midstream JV Sanchez Party’s Unrestricted Subsidiary parent(s), if any), (ii)  Eagle Ford Midstream JV Transaction Additional Fees, (iii) net amounts paid pursuant to the Eagle Ford Midstream JV Transaction Netting Agreement to the extent not reimbursed pursuant to the Eagle Ford Midstream JV Transaction Reimbursement Agreement, (iv) amounts paid pursuant to the Eagle Ford Midstream JV Transaction Guaranty to the extent not reimbursed pursuant to the Eagle Ford Midstream JV Transaction Reimbursement Agreement, (v) Letters of Credit issued to support obligations of the Eagle Ford Midstream JV Sanchez Party (less any amounts drawn thereunder and reimbursed pursuant to the Eagle Ford Midstream JV Transaction Reimbursement Agreement) and (vi) amounts realized upon the enforcement, if any, of the Eagle Ford Midstream JV Transaction Pledge Agreement, (c) any Loan Party entering into and performing its obligations under the Eagle Ford Midstream JV Transaction Guaranty, the Eagle Ford Midstream JV Transaction Netting Agreement, the Eagle Ford Midstream JV Transaction Pledge Agreement, the Eagle Ford Midstream JV Transaction Agreements and the Eagle Ford Midstream JV Transaction Reimbursement Agreement, in the case of any such performance which constitutes a direct or indirect Investment by a Loan Party in the Eagle Ford Midstream JV Sanchez Party, any Unrestricted Subsidiary parent entity thereof, and/or the Eagle Ford Midstream JV, to the extent described in clause (b) of this definition, (d) if SN Catarina so elects, the exchange of some or all of the Bee County Gas Processing Property for the Initial Eagle Ford Midstream JV Units and (e) the grant by SN Catarina of a security interest in the Eagle Ford Midstream JV Units, so acquired, and certain related property and any proceeds thereof pursuant to the Eagle Ford Midstream JV Transaction Pledge Agreement.  For the sake of clarity, the purchase price of the Bee County Gas Processing Property, the value of so much of the Bee County Gas Processing Property as is exchanged for the Initial Eagle Ford Midstream JV Units, and fees and other amounts paid by the Loan Parties under the Eagle Ford Midstream JV Transaction Agreements on arms’ length terms, as determined by the Borrower in good faith, shall not constitute Investments and shall not count against the $80,000,000 amount in this definition.

“Eagle Ford Midstream JV Transaction Additional Fees” has the meaning provided in the Eagle Ford Midstream JV Transaction Agreements.

“Eagle Ford Midstream JV Transaction Agreements” means the purchase and sale agreement for the Bee County Gas Processing Property, an ownership and operating agreement with respect to the related facility, natural gas processing agreements, gathering agreements and related agreements, if any, entered into with the Eagle Ford Midstream JV Counterparty in connection with the Eagle Ford Midstream JV Transaction, which purchase and sale agreement, ownership and operating agreement, natural gas processing agreements, gathering

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agreements and related agreements are acceptable to Administrative Agent, as confirmed by the Administrative Agent in writing when such agreements are or were entered into.

“Eagle Ford Midstream JV Transaction Guaranty” means the guaranty made by Borrower in favor of the Eagle Ford Midstream JV in respect of the obligations of the Eagle Ford Midstream JV Sanchez Party under the Eagle Ford Midstream JV LLC Agreement, which guaranty is acceptable to Administrative Agent, as confirmed by the Administrative Agent in writing when such guaranty is or was entered into, and in any event includes a maximum aggregate liability of Borrower of $80,000,000.

“Eagle Ford Midstream JV Transaction Netting Agreement” means an agreement between one or more Loan Parties and the Eagle Ford Midstream JV Sanchez Party (collectively for purposes of this definition, the “Sanchez Parties”) on the one hand and the Eagle Ford Midstream JV Counterparty on the other hand, which agreement is acceptable to Administrative Agent, as confirmed by the Administrative Agent in writing when such agreement is or was entered into and provides for the netting of amounts owed by the Sanchez Parties to the Eagle Ford Midstream JV Counterparty under the Eagle Ford Midstream JV Transaction Agreements against amounts owed by the Eagle Ford Midstream JV Counterparty to the Sanchez Parties under the Eagle Ford Midstream JV Transaction Agreements.

“Eagle Ford Midstream JV Transaction Pledge Agreement” means the pledge agreement made by SN Catarina and the Eagle Ford Midstream JV Sanchez Party in favor of the Eagle Ford Midstream JV Counterparty, which pledge agreement is acceptable to Administrative Agent, as confirmed by the Administrative Agent in writing when such pledge agreement is or was entered into.

“Eagle Ford Midstream JV Transaction Reimbursement Agreement” means the agreement, if any, among the Loan Parties a party to the Eagle Ford Midstream JV Transaction Agreements and the Eagle Ford Midstream JV Sanchez Party providing for reimbursement by the relevant party of amounts due such Loan Party or the Eagle Ford Midstream JV Sanchez Party, as applicable, from the Eagle Ford Midstream JV Counterparty and set off against amounts owed to the Eagle Ford Midstream JV Counterparty by a Loan Party or the Eagle Ford Midstream JV Sanchez Party, which agreement is acceptable to Administrative Agent, as confirmed by the Administrative Agent in writing when such agreement is or was entered into.

“Eagle Ford Midstream JV Units” means the Initial Eagle Ford Midstream JV Units and any Equity Interests constituting “proceeds” (within the meaning of such term under Section 9-102(64) of the UCC) thereof resulting from any unit split, reorganization, distribution or other similar entity event at the Eagle

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Ford Midstream JV, including any Equity Interest constituting proceeds of any such proceeds.

“HIL Lease” means that certain Oil and Gas Lease dated May 12, 2010, by and between Harrison Interests, Ltd. as “lessor” and P Ranch Working Interest, LLC, as “lessee”, as amended, regarding properties in Dimmit, La Salle and Webb Counties, Texas, with respect to which the interests of the lessee were acquired by SN Catarina in the Catarina Property Acquisition.

“Initial Eagle Ford Midstream JV Units” means Equity Interests in the Eagle Ford Midstream JV in an amount equal to the lesser of (i) 2% of the issued and outstanding Equity Interests in the Eagle Ford Midstream JV at the time of acquisition by a Loan Party thereof and (ii) such amount of the issued and outstanding Equity Interests in the Eagle Ford Midstream JV at the time of acquisition by a Loan Party thereof as has a value of $5,000,000, as determined by the Borrower in good faith at such time.

“Point Comfort Port JV” means the JV Entity formed or to be formed in connection with the Point Comfort Port JV Transaction initially owned, directly or indirectly, 50% by the Point Comfort Port JV Sanchez Party and 50% by the Point Comfort Port JV Counterparty.

“Point Comfort Port JV Counterparty” means the Person(s) other than the Point Comfort Port JV Sanchez Party that own an Equity Interest in the Point Comfort Port JV.

“Point Comfort Port JV Sanchez Party” means the Unrestricted Subsidiary that owns an Equity Interest in the Point Comfort Port JV.

 “Point Comfort Port JV Transaction” collectively means (a) direct or indirect Investments by any Loan Party in the Point Comfort Port JV, any Unrestricted Subsidiary parent entity thereof, and/or the Point Comfort Port JV in an aggregate amount, without duplication, not to exceed $10,000,000 comprised of (i) cash contributions to the Point Comfort Port JV Sanchez Party (including cash contributions made indirectly through the Point Comfort Port JV Sanchez Party’s Unrestricted Subsidiary parent(s), if any)  and (ii) amounts paid pursuant to the Point Comfort Port JV Transaction Guaranty to the extent not reimbursed by the Point Comfort Port JV Sanchez Party and (b) any Loan Party entering into and performing its obligations under the Point Comfort Port JV Transaction Guaranty and the Point Comfort Port JV Transaction Agreements, in the case of any such performance which constitutes a direct or indirect Investment by a Loan Party in the Point Comfort Port JV Sanchez Party, to the extent described in clause (a) of this definition.

“Point Comfort Port JV Transaction Agreements” means one or more throughput and other related agreements between a Loan Party or Loan Parties on

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the one hand and the Point Comfort Port JV and/or Point Comfort Port JV Counterparty on the other hand, which agreements are acceptable to the Administrative Agent, as confirmed by the Administrative Agent in writing when such agreements are or were entered into.

“Point Comfort Port JV Transaction Guaranty” means a guaranty by Borrower of certain obligations of the Point Comfort Port JV Sanchez Party, which guaranty is acceptable to the Administrative Agent, as confirmed by the Administrative Agent in writing when such guaranty is or was entered into, and in any event includes a maximum aggregate liability of Borrower of $10,000,000.

“Reporting Company” means a corporation, limited liability company, partnership or other form of company subject to Section 13 or 15(d) of the Exchange Act which Person is acceptable to Administrative Agent, as confirmed by the Administrative Agent in writing when the documents setting forth the terms of the DW Midstream Transaction are or were entered into.

“Specified Acquisition” means any Acquisition for which: (i) a binding and enforceable purchase and sale agreement has been signed by a Loan Party; (ii) at the time of the signing of the applicable purchase and sale agreement, the ratio of Availability to the then effective total Commitments is at least 0.10 to 1.0, and (iii) the aggregate volumes hedged with respect to the reasonably anticipated projected production from proved Oil and Gas Properties to be acquired in all pending Specified Acquisitions that have not yet been consummated shall not exceed 15.0% of the Loan Parties’ reasonably anticipated projected production from Oil and Gas Properties constituting Proved Reserves (without giving effect to all such pending Specified Acquisitions).

“Third Amendment” means that certain Third Amendment to Second Amended and Restated Credit Agreement dated the Third Amendment Effective Date among the Borrower, the Guarantors, the Required Lenders, the Issuing Bank and the Administrative Agent.

 “Third Amendment Effective Date” means July 20, 2015.

(ii)The defined term “Agreement” in Section 1.02 of the Credit Agreement is hereby deleted and the following is substituted therefor:

“Agreement” means this Second Amended and Restated Credit Agreement, as amended by the First Amendment, Second Amendment, Third Amendment and as the same may from time to time be amended, modified, supplemented or restated.

(iii)The defined term “Debt” in in Section 1.02 of the Credit Agreement is hereby amended by deleting the word “and” between clauses (l) and (m) of the first sentence thereof and inserting the following at the end of clause (m) in such sentence:

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“and (n) obligations arising under the retention by any Loan Party of any joint and several liability in connection with the DW Midstream Assets, to the extent required under the terms of the HIL Lease.”

(iv)The defined term “Senior Unsecured Notes” in Section 1.02 of the Credit Agreement is hereby amended to replace the amount “$850,000,000” in clause (a)(ii) thereof with the amount “$1,150,000,000”.

(v)The defined term “SPP PSA” in Section 1.02 of the Credit Agreement is hereby deleted and the following is substituted therefor:

“SPP PSA” means that certain Purchase and Sale Agreement dated March 31, 2015, together with all schedules and exhibits thereto, between SEP, as “seller”, and SEP Holdings IV, as “buyer”, providing for (i) the transfer by SEP to SEP Holdings IV of the SPP Properties, (ii) the novation by the Borrower to SPP of the SPP Swaps, (iii) the issuance by SPP to SEP of the Initial SPP Units and the entry into a registration rights agreement in connection therewith, and (iv) the payment by SEP Holdings IV to SEP of $83,000,000.00 in cash (subject to adjustment in accordance with the SPP PSA).

(vi)The defined term “Swap Agreement” in Section 1.02 of the Credit Agreement is hereby amended by replacing the word “and” between clauses (b) and (c) of the last sentence thereof with a comma and inserting the following at the end of clause (c) in such sentence:

“and (d) options and other similar rights to acquire or dispose of Eligible Midstream Assets (or Equity Interests in Unrestricted Subsidiaries that directly or indirectly own Eligible Midstream Assets) shall not constitute Swap Agreements for purposes of Section 9.17.”

(vii)The following terms defined in Section 1.02 of the Credit Agreement are hereby deleted in their entirety:

“Initial SPP Note”.

“Sanchez/Century JV Entity.”

“Sanchez/Century JV Entity Cash Dividends”.

“Sanchez/Century Midstream Assets”.

“Sanchez/Century Midstream JV Transaction”.

“SPP Note”.

(viii)Section 8.11 of the Credit Agreement is hereby amended to insert the following Section 8.11(d) immediately after Section 8.11(c) of the Credit Agreement:

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“(d)Contemporaneously with entering into the DW Midstream Transaction or the Eagle Ford Midstream JV Transaction, the Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer stating that the Board of Directors has determined that such transaction (i) taken as a whole, is upon fair and reasonable terms no less favorable to the Borrower than the Borrower would obtain in a comparable arm’s length transaction not involving, directly or indirectly, an Affiliate and (ii) has been approved by a majority of the Board of Directors.  Together with each such certificate the Borrower shall deliver to the Administrative Agent copies of the documents entered into or to be entered into by the Loan Parties in connection with such transaction.  Notwithstanding anything in any Loan Document to the contrary, upon the receipt by the relevant Loan Party of any DW Midstream Equity Interests or DW Midstream Counterparty Notes, no action to grant or perfect a Lien upon the property so received is required to be undertaken unless the Administrative Agent requests in writing that any such action be undertaken.  For the sake of clarity no such action has been requested as of the Third Amendment Effective Date.  Notwithstanding anything in any Loan Document to the contrary, until such time as both (i) the Lien of the Eagle Ford Midstream JV Transaction Pledge Agreement has been released and (ii) the Administrative Agent requests in writing that any such action be undertaken, no action to grant or perfect a Lien upon any Eagle Ford Midstream JV Units acquired in accordance with the terms of this Agreement is required to be taken.”

(ix)Section 9.01(c) of the Credit Agreement is hereby deleted and the word “Reserved” is substituted therefor.

(x)Section 9.02(d) of the Credit Agreement is hereby deleted and the following is substituted therefor:

“(d)Debt associated with or comprised of (i) worker’s compensation claims, performance, bid, surety or similar bonds or surety obligations required by Governmental Requirements or third parties, including, guarantees and obligations of the Borrower and its Restricted Subsidiaries with respect to letters of credit supporting such obligations (in each case other than an obligation for money borrowed), in connection with the operation of the Oil and Gas Properties in the ordinary course of business, (ii) the retention by any Loan Party of any joint and several liability in connection with the DW Midstream Assets, to the extent required under the terms of the HIL Lease, (iii) obligations to deliver quantities of natural gas or to pay Eagle Ford Midstream JV Transaction Additional Fees under the Eagle Ford Midstream JV Transaction Agreements, (iv) obligations under the Eagle Ford Midstream JV Transaction Guaranty, the Eagle Ford Midstream JV Transaction Netting Agreement, the Eagle Ford Midstream JV Transaction Pledge Agreement (including the security interests thereunder) and the Eagle Ford Midstream JV Transaction Reimbursement Agreement, and (v) the Point Comfort Port JV Guaranty;”

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(xi)Section 9.03(b) of the Credit Agreement is hereby deleted and the following is substituted therefor:

“(b)Liens arising under the Eagle Ford Midstream JV Transaction Pledge Agreement and Excepted Liens;”

(xii)Section 9.05(l) of the Credit Agreement is hereby deleted and the following is substituted therefor:

“(l)Letters of Credit issued hereunder to support Debt or other obligations of any Unrestricted Subsidiary or any JV Entity in an aggregate face amount at any time outstanding not exceeding the remainder of (i) the Unrestricted Subsidiary Maximum Cash Investment Amount minus (ii) the aggregate amount of Investments of cash in Unrestricted Subsidiaries pursuant to Section 9.05(m);  provided, that for the avoidance of doubt the Unrestricted Subsidiary Maximum Cash Investment Amount shall not apply to (x) Investments described in the Eagle Ford Midstream JV Transaction, which Investments are governed by Section 9.05(n) and, to the extent applicable, Section 9.05(m) and (y) Investments described in the SN Services Transaction, which Investments are governed by Section 9.05(o) and, to the extent applicable, Section 9.05(m);”.

(xiii)Section 9.05(m) of the Credit Agreement is hereby deleted and the following is substituted therefor:

“(m)Investments in Unrestricted Subsidiaries (including for the avoidance of doubt Investments in the DW Midstream Unrestricted Subsidiary, the Eagle Ford Midstream JV Sanchez Party, the Point Comfort Port JV Sanchez Party, SN Midstream and SN Services in excess of amounts otherwise provided in this Agreement) (excluding Letters of Credit to support Debt or other obligations of Unrestricted Subsidiaries and JV Entities, which shall be permitted only to the extent permitted under Section 9.05(l) and, in the case of the Eagle Ford Midstream JV Sanchez Party, Section 9.05(n)) comprised of (i) cash in an aggregate amount at any time outstanding not exceeding the remainder of (A) the Unrestricted Subsidiary Maximum Cash Investment Amount minus (B) the aggregate face amount outstanding of Letters of Credit issued pursuant to Section 9.05(l) and (ii) Eligible Midstream Assets;”

(xiv)Section 9.05(n) of the Credit Agreement is hereby deleted and the following is substituted therefor:

“(n)Investments contemplated by the DW Midstream Transaction, Investments contemplated by the Eagle Ford Midstream JV Transaction (including Letters of Credit to support obligations of the Eagle Ford Midstream JV Sanchez Party) and Investments contemplated by the Point Comfort Port JV Transaction; provided, for the sake of clarity, that to the extent such Investments are permitted pursuant to Section 9.05(m), Investments in connection with the

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DW Midstream Transaction, the Eagle Ford Midstream JV Transaction and the Point Comfort Port JV Transaction in excess of the amounts provided for in the definitions thereof shall be permitted;”

(xv)Section 9.05(q) of the Credit Agreement is hereby deleted and the following is substituted therefor:

“(q) Investments comprised of DW Midstream Counterparty Equity Interests, DW Midstream Counterparty Notes and/or Eagle Ford Midstream JV Units; and”.

(xvi)Section 9.11 of the Credit Agreement is hereby amended by deleting clause (ii) in the introductory paragraph thereof and substituting the following therefor:

“(ii)the contribution of Eligible Midstream Assets contemplated by the DW Midstream Transaction and/or the exchange of some or all of the Bee County Gas Processing Property for the Initial Eagle Ford Midstream JV Units as contemplated by clause (d) of the definition of Eagle Ford Midstream JV Transaction,”.

(xvii)Section 9.11(e)(2) of the Credit Agreement is hereby deleted and the following is substituted therefor:

“(2)100% of the consideration received in respect of such sale or other disposition shall be cash; provided, however, in connection with the SPP Property Disposition, non-cash consideration comprised of the Initial SPP Units may be received,”

(xviii)   Section 9.11(f) of the Credit Agreement is hereby deleted and the following is substituted therefor:

“(f)the sale, conveyance, transfer, lease or other disposition of (i) Eligible Midstream Assets and (ii) cash to an Unrestricted Subsidiary pursuant to Sections 9.05(m) and 9.05(n).”.

(xix)Section 9.11 of the Credit Agreement is hereby amended by deleting the last paragraph thereof and substituting the following therefor:

“For the sake of clarity, (i) Liquidations (including the sale, assignment, conveyance, novation or other transfer) of any Swap Agreement are governed by Section 9.17 and not this Section 9.11 and (ii) assets that constitute both Eligible Midstream Assets and Oil and Gas Properties shall be treated as Eligible Midstream Assets for purposes of this Section 9.11 except to the extent that such assets are comprised of rights to not yet extracted hydrocarbons.”

(xx)The first sentence of Section 9.13 of the Credit Agreement is hereby deleted and the following is substituted therefor:

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“Except for the SPP PSA Transaction and, subject to Section 8.11(d), the DW Midstream Transaction, the Eagle Ford Midstream JV Transaction and the Point Comfort Port JV Transaction, each of which is expressly permitted under this Agreement, the Borrower will not, and will not permit any Restricted Subsidiary to, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate unless such transactions are otherwise permitted under this Agreement and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm’s length transaction with a Person not an Affiliate.”

(xxi)Section 9.17 of the Credit Agreement is hereby deleted and the following is substituted therefor”

“(a)Neither Borrower nor any of its Subsidiaries (including Unrestricted Subsidiaries) will be a party to or in any manner be liable on any Swap Agreement entered into for speculative purposes.

(b)From and after the Third Amendment Effective Date, the Borrower will not, and will not permit any Restricted Subsidiary to, enter into any Swap Agreements with respect to commodities with any Person other than (i) Swap Agreements in effect as of the Third Amendment Effective Date described on Schedule 9.17 to the Third Amendment, (ii) Swap Agreements constituting floor or put options with an Approved Counterparty, (iii) Swap Agreements (other than floor or put options) with an Approved Counterparty that are limited to notional volumes which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed, (A) for the period from 1 to 24 months after the date of execution of such Swap Agreement, the volume of reasonably anticipated projected production (assuming no curtailment or interruption of transportation for such projected production) from the greater of (x) ninety percent (90%) of proved developed producing reserves and (y) eighty-five percent (85%) of Borrower’s total Proved Reserves (for each month during the period during which such Swap Agreement is in effect, calculated separately for each of crude oil, natural gas and natural gas liquids (which may be hedged with Swap Agreements for crude oil, natural gas, and/or components of natural gas)) as such volumes are reflected in the most recent Reserve Report delivered on or before the date such Swap Agreement is executed, (B) for the period from 25 to 60 months after the date of execution of such Swap Agreement, the greater of (x) eighty-five percent (85%) of the volume of proved developed producing reserves and (y) eighty percent (80%) of the volume of Borrower's total Proved Reserves (for each month during the period during which such Swap Agreement is in effect, calculated separately for crude oil, natural gas and natural gas liquids (which may be hedged with Swap Agreements for crude oil, natural gas, and/or components of natural gas)) as such volumes are reflected in the most recent Reserve Report delivered on or before the date such Swap Agreement is

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executed, and (C) for the period after the end of the 60th month after the date of execution of such Swap Agreement, zero percent (0%) (no commodity Swap Agreements other than floor or put options).

(c)From and after the Third Amendment Effective Date, proved developed producing reserves and total Proved Reserves pertaining to Oil and Gas Properties to be acquired pursuant to a Specified Acquisition will be deemed to be reflected in the most recent Reserve Report delivered at the relevant time and the Loan Parties may enter into Swap Agreements that would be permitted by Section 9.17(b) based thereon; provided that Swap Agreements entered into pursuant to this Section 9.17(c) must be Liquidated upon the date which is the earlier to occur of: (i) the date that is 120 days after the execution of the purchase and sale agreement relating to the Specified Acquisition to the extent that such Specified Acquisition has not been consummated by such date and (ii) the date that is 60 days after the date on which any Loan Party knows with reasonable certainty that the Specified Acquisition will not be consummated.

(d)From and after the Third Amendment Effective Date, the Borrower will not, and will not permit any Restricted Subsidiary to, enter into any Swap Agreements with respect to interest rates with any Person other than Swap Agreements in respect of interest rates with an Approved Counterparty, as follows: (i) Swap Agreements effectively converting interest rates from fixed to floating, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Restricted Subsidiaries then in effect effectively converting interest rates from fixed to floating) do not exceed 75% of the then outstanding principal amount of the Borrower's and Restricted Subsidiaries' Debt for borrowed money which bears interest at a fixed rate and (ii) Swap Agreements effectively converting interest rates from floating to fixed, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Restricted Subsidiaries then in effect effectively converting interest rates from floating to fixed) do not exceed 75% of the then outstanding principal amount of the Borrower's and Restricted Subsidiaries' Debt for borrowed money which bears interest at a floating rate.

(e)Except as required by the proviso to Section 9.17(c), the Borrower will not, and will not permit any other Loan Party to, Liquidate any Swap Agreement in respect of commodities unless (x) if such Swap Liquidation would result in an automatic redetermination of the Borrowing Base pursuant to Section 2.07(b)(iii), the Borrower delivers reasonable prior written notice thereof to the Administrative Agent, and (y) if a Borrowing Base Deficiency would result from such Swap Liquidation as a result of an automatic redetermination of the Borrowing Base pursuant to Section 2.07(b)(iii), the Borrower prepays Borrowings, prior to or contemporaneously with the consummation of such Swap Liquidation to the extent that such prepayment would have been required under Section 3.04(c)(i) after giving effect to such automatic redetermination of the Borrowing Base.”

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

(xxii)Section 9.18 of the Credit Agreement is hereby deleted and the following is substituted therefor:

“The Borrower will not, and will not permit any Restricted Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred; provided, that for the sake of clarity, this Section 9.18 shall not restrict any sale, conveyance, transfer or other disposition of Eligible Midstream Assets and subsequent payment of fees for the use of such Eligible Midstream Assets, in each case to the extent permitted under the provisions of this Agreement other than this Section 9.18.”

(xxiii)   Annex I of the Credit Agreement is hereby deleted and Annex I attached to this Third Amendment is substituted therefor.

(xxiv)The Financial Covenant Calculation Worksheet attached to Exhibit D Form of Compliance Certificate is hereby deleted and the Financial Covenant Calculation Worksheet attached as Exhibit D to this Third Amendment is substituted therefor.

(xxv)A new Schedule 9.17 to the Credit Agreement, “Existing Swap Agreements as of the Third Amendment Effective Date” in the form attached as Schedule 9.17 to this Second Amendment is hereby added to the Credit Agreement in substitution for the prior Schedule 9.17.

3.Borrower’s Ratification. The Borrower hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect. Nothing in this Third Amendment extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of any of the Lenders, the Issuing Bank or the Administrative Agent created by or contained in any of such documents nor is Borrower released from any covenant, warranty or obligation created by or contained herein or therein.

4.Guarantors’ Ratification. Each Guarantor by its execution in the space provided below under “ACKNOWLEDGED for purposes of Section 4” hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of the Obligations, and its execution and delivery of this Third Amendment does not indicate or establish an approval or consent requirement by any Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents (other than the Guaranty or any other Loan Document to which a Guarantor is a party).

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

5.Conditions to Effectiveness of Third Amendment. This Third Amendment shall be effective upon the satisfaction, in the Administrative Agent’s sole discretion, of the following conditions precedent:

(i)The Administrative Agent shall have executed, and shall have received from the Borrower and the Required Lenders duly executed signature pages to, this Third Amendment, and shall have received a duly executed acknowledgement of Section 4 of this Third Amendment from each Guarantor; and

(ii)the Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably request.

6.No Implied Amendment, Waiver or Consent. This Third Amendment shall not constitute an amendment or waiver of any provision not expressly referred to herein and shall not be construed as a consent to any action on the part of the Borrower that would require a waiver or consent of the Lenders or Required Lenders, as applicable, or an amendment or modification to any term of the Loan Documents except as expressly stated herein.

7.Miscellaneous. This Third Amendment is a Loan Document. Except as affected by this Third Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement, as amended by this Third Amendment, and any other Loan Document, the terms of the Credit Agreement will control and the other document will be deemed to be amended to conform to the terms of the Credit Agreement. All references to the Credit Agreement will refer to the Credit Agreement as amended by this Third Amendment and any other amendments properly executed among the parties. Borrower agrees that all Loan Documents to which it is a party (whether as an original signatory or by assumption of the Obligations) remain in full force and effect and continue to evidence its legal, valid and binding obligations enforceable in accordance with their terms (as the same are affected by this Third Amendment or are amended in connection with this Third Amendment). AS A MATERIAL INDUCEMENT TO THE ADMINISTRATIVE AGENT AND LENDERS PARTY HERETO TO ENTER INTO THIS THIRD AMENDMENT, BORROWER RELEASES THE ADMINISTRATIVE AGENT, THE ISSUING BANK, THE LENDERS AND THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, EMPLOYEES, TRUSTEES, AGENTS AND ATTORNEYS FROM ANY LIABILITY FOR ACTIONS OR FAILURES TO ACT IN CONNECTION WITH THE LOAN DOCUMENTS PRIOR TO THE THIRD AMENDMENT EFFECTIVE DATE. NO COURSE OF DEALING BETWEEN BORROWER OR ANY OTHER PERSON, ON THE ONE HAND, AND THE ADMINISTRATIVE AGENT, ISSUING BANK AND THE LENDERS, ON THE OTHER, WILL BE DEEMED TO HAVE ALTERED OR AMENDED THE CREDIT AGREEMENT OR AFFECTED BORROWER’S, THE ADMINISTRATIVE AGENT’S, THE ISSUING BANK’S OR THE LENDERS’ RIGHT TO ENFORCE THE CREDIT AGREEMENT AS WRITTEN. This Third Amendment will be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

8.Form. Each agreement, document, instrument or other writing to be furnished to the Administrative Agent and/or the Lenders under any provision of this instrument must be in form and substance satisfactory to the Administrative Agent and its counsel.

9.Headings. The headings and captions used in this Third Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Third Amendment, the Credit Agreement, or the other Loan Documents.

10.Interpretation.  Wherever possible each provision of this Third Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Third Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Third Amendment.

11.Multiple Counterparts. This Third Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement. This Third Amendment may be transmitted and/or signed by facsimile, telecopy or electronic mail. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually‑signed originals and shall be binding on all Loan Parties, all Lenders, the Administrative Agent and the Issuing Bank. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually‑signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

12.Governing Law.  This THIRD AMENDMENT shall be governed by, and construed in accordance with the laws of the State of NEW YORK without regard to any choice-of-law provisions that would require the application of the law of another jurisdiction.

[Signature Pages Follow]

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:

SANCHEZ ENERGY CORPORATION,
a Delaware corporation

By:	/s/ G. Gleeson Van Riet
G. Gleeson Van Riet
Senior Vice President – Chief Financial
Officer

Signature Page 1

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

ACKNOWLEDGED for the purposes stated in Section 4:

GUARANTORS:

SEP HOLDINGS III, LLC,
a Delaware limited liability company

SN MARQUIS LLC,
a Delaware limited liability company

SN COTULLA ASSETS, LLC,
a Texas limited liability company

SN OPERATING, LLC,
a Texas limited liability company

SN TMS, LLC,
a Delaware limited liability company

SN CATARINA, LLC,
a Delaware limited liability company

By:	/s/ G. Gleeson Van Riet
G. Gleeson Van Riet
Senior Vice President – Chief Financial
Officer

Signature Page 2

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA, as Administrative Agent

By:	/s/ Yvonne Brazier
Name:	Yvonne Brazier
Title:	Manager, Agency

Signature Page 3

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

LENDERS:

ISSUING BANK AND LENDER:

ROYAL BANK OF CANADA

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

Signature Page 4

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Director

Signature Page 5

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory

Signature Page 6

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

COMPASS BANK

By:	/s/ Les Werme
Name:	Les Werme
Title:	Director

Signature Page 7

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

SUNTRUST BANK

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

Signature Page 8

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

ING CAPITAL LLC

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

Signature Page 9

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

BRANCH BANKING AND TRUST COMPANY

By:
Name:
Title:

Signature Page 10

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

IBERIABANK

By:	/s/ W. Bryan Chapman
Name:	W. Bryan Chapman
Title:	Executive Vice President

Signature Page 11

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

MUFG UNION BANK, N.A., f/k/a Union Bank, N.A.

By:	/s/ Haylee Dallas
Name:	Haylee Dallas
Title:	Vice President

Signature Page 12

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

SOCIÉTÉ GENÉRALÉ

By:
Name:
Title:

Signature Page 13

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

BMO HARRIS BANK, N.A.

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

Signature Page 14

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Nimisha Srivastav
Name:	Nimisha Srivastav
Title:	Director

By:	/s/ Mark Roche
Name:	Mark Roche
Title:	Managing Director

Signature Page 15

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Signature Page 16

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Ben Leonard
Name:	Ben Leonard
Title:	Vice President

Signature Page 17

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

COMERICA BANK

By:	/s/ Bradley Kuhn
Name:	Bradley Kuhn
Title:	Assistant Vice President

Signature Page 18

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

FIFTH THIRD BANK

By:	/s/ Justin Bellamy
Name:	Justin Bellamy
Title:	Director

Signature Page 19

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Elected Commitment	Maximum Credit Amount
Royal Bank of Canada	10.196078%	$30,588,235.30	$152,941,176.45
Capital One, National Association	10.196078%	$30,588,235.30	$152,941,176.45
Compass Bank	8.921569%	$26,764,705.88	$133,823,529.42
SunTrust Bank	8.921569%	$26,764,705.88	$133,823,529.42
Credit Suisse AG, Cayman Islands Branch	6.372549%	$19,117,647.06	$95,588,235.29
Branch Banking and Trust Company	6.372549%	$19,117,647.06	$95,588,235.29
ING Capital LLC	6.372549%	$19,117,647.06	$95,588,235.29
MUFG Union Bank, N.A.	6.372549%	$19,117,647.06	$95,588,235.29
Sociètè Genèralè	6.372549%	$19,117,647.06	$95,588,235.29
IBERIABANK	6.372549%	$19,117,647.06	$95,588,235.29
BMO Harris Bank, N.A.	4.705882%	$14,117,647.06	$70,588,235.30
Credit Agricole Corporate and Investment Bank	4.705882%	$14,117,647.06	$70,588,235.30
Sumitomo Mitsui Banking Corporation	3.529412%	$10,588,235.29	$52,941,176.48
U.S. Bank National Association,	3.529412%	$10,588,235.29	$52,941,176.48
Comerica Bank	3.529412%	$10,588,235.29	$52,941,176.48
Fifth Third Bank	3.529412%	$10,588,235.29	$52,941,176.48
TOTAL	100%	$300,000,000.00	$1,500,000,000.00

Annex I

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

SCHEDULE 9.17

Existing Swap Agreements as of Third Amendment Effective Date

Oil Swaps:

	Derivative							Fair Value as of	Premiums to Be
Contract Period	Instrument	Counterparty	Barrels	Purchased	Sold	Pricing Index		June 30, 2015	Paid
July 1, 2015 - December 31, 2015	Swap	Soc Gen	92,000	$85.50	n/a	NYMEX WTI		$2,305,295	$-
July 1, 2015 - December 31, 2015	Swap	Soc Gen	368,000	$72.78	n/a	NYMEX WTI		$4,552,167	$-
July 1, 2015 - December 31, 2015	Swap	ING	368,000	$71.00	n/a	NYMEX WTI		$3,898,798	$-
July 1, 2015 - December 31, 2015	Swap	ING	276,000	$73.00	n/a	NYMEX WTI		$3,474,689	$-
July 1, 2015 - December 31, 2015	Swap	ING	368,000	$72.00	n/a	NYMEX WTI		$4,265,859	$-
July 1, 2015 - December 31, 2015	Swap	ING	368,000	$71.00	n/a	NYMEX WTI		$3,898,798	$-
July 1, 2015 - December 31, 2015	Swap	BP	368,000	$72.00	n/a	NYMEX WTI		$4,265,859	$-
July 1, 2015 - December 31, 2015	Swap	BMO	184,000	$88.35	n/a	NYMEX WTI		$5,133,652	$-
July 1, 2015 - December 31, 2015	Swap	BMO	184,000	$67.00	n/a	NYMEX WTI		$1,215,278	$-
January 1, 2016 - December 31, 2016	Swap	Soc Gen	366,000	$63.25	n/a	NYMEX WTI		$420,123	$-
January 1, 2016 - December 31, 2016	Swap	Shell	366,000	$80.00	n/a	NYMEX WTI		$6,480,234	$-
January 1, 2016 - December 31, 2016	Swap	Shell	183,000	$80.15	n/a	NYMEX WTI		$3,267,251	$-
January 1, 2016 - December 31, 2016	Swap	ING	732,000	$62.00	n/a	NYMEX WTI		$(64,245)	$-
January 1, 2016 - December 31, 2016	Swap	BMO	183,000	$80.15	n/a	NYMEX WTI		$3,267,251	$-
January 1, 2016 - December 31, 2016	Swap	BMO	366,000	$80.15	n/a	NYMEX WTI		$6,534,506	$-
January 1, 2016 - December 31, 2016	Swap	BMO	366,000	$63.25	n/a	NYMEX WTI		$420,123	$-
								$53,335,638	$-

Gas Swaps:

	Derivative
Contract Period	Instrument	Counterparty	Mmbtu	Purchased	Sold	Pricing Index
July 1, 2015 - October 31, 2015	Swap	Shell	1,230,000	$3.54	n/a	NYMEX NG		$873,773	$-
July 1, 2015 - December 31, 2015	Swap	Soc Gen	1,840,000	$3.91	n/a	NYMEX NG		$1,850,812	$-
July 1, 2015 - December 31, 2015	Swap	BMO	1,840,000	$4.01	n/a	NYMEX NG		$2,034,489	$-
January 1, 2016 - December 31, 2016	Swap	Shell	3,660,000	$3.92	n/a	NYMEX NG		$2,700,711	$-
January 1, 2016 - December 31, 2016	Swap	Shell	3,660,000	$3.80	n/a	NYMEX NG		$2,278,670	$-
January 1, 2016 - December 31, 2016	Swap	Shell	3,660,000	$3.83	n/a	NYMEX NG		$2,365,612	$-
January 1, 2016 - December 31, 2016	Swap	RBC	3,660,000	$3.92	n/a	NYMEX NG		$2,700,711	$-
January 1, 2017 - December 31, 2017	Swap	BMO	3,650,000	$3.65	n/a	NYMEX NG		$1,018,744	$-
								$15,823,522	$-

Gas 3-Way Collars:

Contract Period	Mmbtu	Counterparty	Short Put	Long Put	Short call	Pricing Index
July 1, 2015 - December 31, 2015	920,000	Shell	$3.50	$4.00	$4.90	NYMEX NG		$421,569	$-
July 1, 2015 - December 31, 2015	920,000	BMO	$3.50	$4.00	$4.90	NYMEX NG		$421,569	$-
								$843,138	$-

Gas Enhanced Swaps:

	Derivative
Contract Period	Instrument	Counterparty	Mmbtu	Purchased	Put	Pricing Index
July 1, 2015 - December 31, 2015	Enhanced Swap	Soc Gen	368,000	$4.50	$3.75	NYMEX NG		$267,637	$-
July 1, 2015 - December 31, 2015	Enhanced Swap	RBC	1,104,000	$4.44	$3.75	NYMEX NG		$736,788	$-
July 1, 2015 - December 31, 2015	Enhanced Swap	BMO	1,840,000	$4.21	$3.75	NYMEX NG		$780,319	$-
July 1, 2015 - December 31, 2015	Enhanced Swap	BMO	1,840,000	$4.27	$3.75	NYMEX NG		$890,527	$-
July 1, 2015 - December 31, 2015	Enhanced Swap	BMO	552,000	$4.40	$3.75	NYMEX NG		$343,597	$-
								$3,018,868	$-

Oil Puts:

	Derivative
Contract Period	Instrument	Counterparty	Barrels	Put Price	Sold	Pricing Index	Prem/Bbl
January 1, 2016 - December 31, 2016	Put	BMO	366,000	$60.00	n/a	NYMEX WTI	$6.08	$2,264,017	$(2,225,280)
January 1, 2016 - December 31, 2016	Put	BMO	366,000	$60.00	n/a	NYMEX WTI	$6.15	$2,264,017	$(2,250,900)
January 1, 2016 - December 31, 2016	Put	BMO	366,000	$60.00	n/a	NYMEX WTI	$6.25	$2,264,017	$(2,287,500)
January 1, 2016 - December 31, 2016	Put	Capital One	366,000	$60.00	n/a	NYMEX WTI	$6.00	$2,264,017	$(2,196,000)
January 1, 2016 - December 31, 2016	Put	ING	366,000	$60.00	n/a	NYMEX WTI	$6.05	$2,264,017	$(2,214,300)
January 1, 2016 - December 31, 2016	Put	ING	366,000	$60.00	n/a	NYMEX WTI	$6.00	$2,264,017	$(2,196,000)
January 1, 2016 - December 31, 2016	Put	Soc Gen	732,000	$60.00	n/a	NYMEX WTI	$6.25	$4,528,034	$(4,575,000)
January 1, 2016 - December 31, 2016	Put	Soc Gen	366,000	$60.00	n/a	NYMEX WTI	$6.00	$2,264,017	$(2,196,000)
January 1, 2016 - December 31, 2016	Put	Fifth Third	732,000	$60.00	n/a	NYMEX WTI	$6.02	$4,528,034	$(4,406,640)
								$24,904,187	$(24,547,620)

							Grand Total	$97,925,353	$(24,547,620)

							Soc Gen	$16,188,085
							Shell	$18,387,820
							ING	$20,001,933
							BP	$4,265,859
							Credit Suisse	$-
							RBC	$3,437,499
							BMO	$28,852,106
							Fifth Third	$4,528,034
							Capital One	$2,264,017

							Grand Total	$97,925,353

Schedule 9.17

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

FINANCIAL COVENANT CALCULATION WORKSHEET

Summary of Financial Ratios
Section 9.01 Financial Covenants

In Compliance?
Current Ratio	min. 1.0 to 1.0
Senior Secured Leverage Ratio	max. 2.25 to 1.0

Current Ratio

Consolidated Current Assets (including unused Commitments to the extent that the Borrower is permitted to borrow such amount under the terms of the Agreement, but excluding non-cash assets under FAS 133)

		=	$

Consolidated Current Liabilities (excluding outstanding Obligations to the extent included in consolidated current liabilities, non-cash obligations under FAS 133 and any accrual related to non-cash compensation arising from any grant of stock, stock options or other equity based awards)

$

Senior Secured Leverage Ratio

Senior Secured Debt		=	$
Consolidated EBITDA [or Annualized Consolidated EBITDA through 9/30/15]			$

Section 8.13(a)

[Provide details of compliance/non-compliance]

Exhibit D Page 1

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

Current Ratio
Section 9.01 Financial Covenants

Consolidated Current Assets	$
(+) Unused Commitments to the extent that the Borrower is permitted to borrow such amount under the terms of the Agreement	$
(-) Non-cash assets under FAS 133	$
Total Consolidated Current Assets	$

Consolidated Current Liabilities	$
(-) Outstanding Obligations to the extent included in consolidated current liabilities	$
(-)Non-cash obligations under FAS 133	$
(-) Accrual related to non-cash compensation arising from any grant of stock, stock options or other equity based awards	$
Total Consolidated Current Liabilities	$

Current Ratio is ___ to 1.00.

Exhibit D Page 2

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

Senior Secured Leverage Ratio commencing with fiscal quarter ending 3/31/15
Section 9.01 Financial Covenants

Senior Secured Debt (without duplication) at end of	Q__ 201_
Total Credit Exposure (outstanding principal amount of Loans plus aggregate LC Exposure)	$
(+) All secured obligations of Borrower and its Restricted Subsidiaries for borrowed money or evidenced by bonds, bankers’ acceptances, debentures, notes or other similar instruments	$
(+) All secured Capital Lease Obligations of Borrower and its Restricted Subsidiaries (excluding any office lease of the Borrower or any Restricted Subsidiary constituting a Capital Lease Obligation)	$
(+) All secured obligations of Borrower and its Restricted Subsidiaries under Synthetic Leases	$
(+) All secured Debt of others secured by a Lien on any Property of Borrower or any Restricted Subsidiary, whether or not such Debt is assumed by such Person	$
Total Senior Secured Debt
Consolidated EBITDA for [●] Quarters ended[●] /1[●]
Consolidated Net Income (the following to be added, without duplication and to the extent deducted (and not added back) in calculating such Consolidated Net Income)	$
(+) Consolidated Net Interest Expense	$
(+) Consolidated Income Tax Expense	$
(+) Consolidated depletion, depreciation and amortization expense of the Borrower and its Restricted Subsidiaries	$
(+) Other non-cash charges to the extent not included in the foregoing	$

(+) Fees and expenses expensed and paid in cash in connection with (1) the public offering of Borrower’s Equity Interests, (2) the 2012 Credit Agreement, (3) the 2013 Credit Agreement, (4) the Senior Unsecured Notes and (5) the Agreement, including any amendments to date

$
(+) Unrestricted Person Cash Dividends	$
(-) All-non-cash income to the extent included in determining Consolidated Net Income	$

First Testing Period Pro Forma Consolidated EBITDA	$

For the Rolling Period ending on 3/ 31/15 First Testing Period Pro Forma Consolidated EBITDA	$
(+) Consolidated EBITDA for 2 quarters ending 3/31/15	$
Sum:	$
Multiply sum by 4/3	$

Exhibit D Page 3

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement

For the Rolling Period ending 6/30/15 First Testing Period Pro Forma Consolidated EBITDA	$
(+) Consolidated EBITDA for 3 quarters ending 6/30/15	$
Sum:	$
For Rolling Periods ending on and after 9/30/15 Consolidated EBITDA for prior 4 quarters	$
Senior Secured Leverage Ratio is __ to 1.00.

Exhibit D Page 4

Third Amendment to Sanchez

Second Amended and Restated Credit Agreement